EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Veryl Norquay, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of Winchester International Resorts Inc. for the period ended June 30, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Winchester International Resorts Inc.

Dated: October 19, 2010

                                 /s/ Veryl Norquay
                                 -----------------------------------------------
                                 Veryl Norquay
                                 President, Chief Executive Officer and Director (Principal Executive Officer)
                                 Winchester International Resorts Inc.


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Winchester International Resorts Inc. and will be retained by Winchester International Resorts Inc. and furnished to the Securities and Exchange Commission or its staff upon request.